SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT


                  Pursuant to Section 13 of the
                 Securities Exchange Act of 1934





                         Date of Report
      (Date of earliest event reported): December 16, 1996


                  PRIME RECEIVABLES CORPORATION
       (Originator of the Prime Credit Card Master Trust)

                       9111 Duke Boulevard
                     Mason, Ohio  45040-8999
                         (513) 573-2037


       Delaware                31-1359594             0-21118
(State of Incorporation)     (IRS I.D. No.)    (Commission File Number)





________________________________________________________________




Item 5. Other Events.

        None




Item 7.
Financial Statements, Pro Forma Financial Information, and
        Exhibits.

        The following Exhibits are filed with this Report:

        28.67   Settlement Statement of the Trust
                for the period ended November 30, 1996
                and the related distributions made
                on December 16, 1996.



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date:    December 26, 1996        By: /s/ David W. Dawson
                                  David W. Dawson,
                                  Treasurer






                        INDEX TO EXHIBITS


Exhibit                                     Sequentially
Number                   Exhibit            Numbered Page


28.67       Settlement Statement of the Trust
            for the period ended November 30, 1996
            and the related distributions made
            on December 16, 1996.






                          Exhibit 28.67

        Settlement Statement of the Trust for the Period
            Ending November 30, 1996 and the Related
            Distributions made on December 16, 1996.